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                                                                     Exhibit 4.1


                         [Form of Common Stock Certificate]


                                        [LOGO]


Incorporated in the State of Illinois             CUSIP No. 231082108



This Certifies that




is the record holder of  __________   fully paid and nonassessable shares of
Class A Common Stock, par value $.01 per share, of

                         CUMULUS MEDIA INC.

transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

          A STATEMENT IN FULL OF ALL THE DESIGNATIONS, PREFERENCES, QUALIFICATIONS, LIMITATIONS, RESTRICTIONS, AND SPECIAL OR RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED, WILL BE FURNISHED BY THE CORPORATION TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE.


     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:





               SECRETARY                     EXECUTIVE CHAIRMAN




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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common        UNIF GIFT MIN ACT - .... Custodian .....
TEN ENT   - as tenants by the                               (Cust)       (Minor)
            entireties
JT TEN    - as joint tenants with right   under Uniform Gifts to Minors
            of survivorship and not as    Act ..........................
            tenants in common                           (State)


          ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST



FOR VALUE RECEIVED __________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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               (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                            POSTAL ZIP CODE OF ASSIGNEE)


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----------------------------------------------------------------------- Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________   Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated ___________________, 19 ____
            In presence of

                                             _________________________________

_______________________________